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                                   SUPPLEMENT
                             DATED OCTOBER 14, 2005
               TO THE CLASS L, E, H, M, N AND Z SHARES PROSPECTUS
                              DATED MARCH 1, 2005
                         FOR THE HARTFORD MUTUAL FUNDS

     This supplement amends the Prospectus of The Hartford Mutual Funds dated March 1, 2005.

The Prospectus is revised as follows:

MANAGER OF MANAGERS ORDER

     At a Joint Special Meeting of Shareholders held on September 7, 2005 and adjourned in the case of certain funds until October 14, 2005, shareholders of the funds of The Hartford Mutual Funds II, Inc. approved a proposal to permit the funds to operate under a "Manager of Managers" exemptive order from the Securities and Exchange Commission.

     Accordingly, under the heading "Introduction", on page 2 of the Prospectus, the following paragraph is added directly below the last paragraph on the page:

          THE COMPANY HAS RECEIVED AN ORDER FROM THE SEC THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

     In addition, under the sub-heading "The Investment Manager," on page 27 of the Prospectus, the following paragraph is added directly below the first paragraph on the page:

          The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HIFSCO will not enter into a sub-advisory agreement with an affiliated sub-adviser unless shareholders approve such agreement.

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 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

MFLMNZSUP-10-05